Exhibit 10(a) Consent of Independent Auditors


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Post-Effective Amendment No. 6 to Registration Statement No. 333-50545 of Lincoln Benefit Life Variable Annuity Account (the "Account") of Lincoln Benefit Life Company (the "Company") on Form N-4 of our report dated February 23, 2001 relating to the financial statements and the related financial statement schedule of the Company appearing in the Annual Report on Form 10-K of the Company for the year ended December 31, 2000, to its use in the Statement of Additional Information (which is incorporated by reference in the Prospectuses of the Account), which is part of such Registration Statement, to the use of our report dated March 16, 2001 relating to the financial statements of the Account also appearing in such Statement of Additional Information and to the reference to us under the heading "Experts" in such Statement of Additional Information.





/s/ Deloitte & Touche LLP
Chicago, Illinois
April 19, 2001


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Exhibit 10(b) Consent of Attorneys


Christopher S. Petito                                               202-965-8152


                                   April 19, 2001

Lincoln Benefit Life Company
Lincoln Benefit Life Variable Annuity Account
Lincoln Benefit Life Centre
Lincoln, Nebraska  68501-0469

Ladies and Gentlemen:

We hereby consent to the reference to our name under the caption "Legal Matters" in this Post-Effective Amendment No. 6 to the Registration Statement No. 333-50545 of Lincoln Benefit Life Variable Annuity Account on Form N-4. In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

                                    Very truly yours,

                                    Jorden Burt LLP

                                         /s/ Christopher S. Petito
                                    By:-----------------------------
                                            Christopher S. Petito